                                                                   EXHIBIT 99(a)

                              1999 ANNUAL MEETING
                               ADMISSION TICKET

                    WEDNESDAY, MAY 19, 1999, AT 10:30 A.M.

                              CROWN PLAZA RAVINIA
                          4355 ASHFORD-DUNWOODY ROAD
                               ATLANTA, GEORGIA
                                 770-395-7700

                              (Directions below)
      Please retain and present this ticket for admission to the meeting.
-------------------------------------------------------------------------------

DRIVING DIRECTIONS FROM MAJOR ARTERIES:

Traveling SOUTH on I-75

Take Exit #109A (I-285 By-pass EAST).
Proceed to Exit 21 (Ashford-Dunwoody Road)
Then turn LEFT on Ashford-Dunwoody Road and cross the bridge.
The Crowne Plaza Ravinia will be on your immediate right.

Traveling NORTH on I-75

Take Exit #81A (I-285 By-pass EAST).
Proceed to Exit 21 (Ashford-Dunwoody Road)
Then turn LEFT on Ashford-Dunwoody Road.
The Crowne Plaza Ravinia will be on your immediate right.

                                     [MAP]

Traveling SOUTH on I-85

Take Exit #35B (I-285 By-pass WEST).
Proceed to Exit 21 (Ashford-Dunwoody Road) then turn RIGHT on Ashford-Dunwoody Road.
The Crowne Plaza Ravinia will be on your immediate right.

Traveling NORTH on I-85

Take GA 400 North (Exit 29, Toll Road),
Then take I-285 East to Ashford-Dunwoody Road (Exit 21).
Turn left, Crowne Plaza Ravinia is on your right.

FROM HARTSFIELD ATLANTA INTERNATIONAL AIRPORT -- Take I-85 North through downtown Atlanta and exit at GA 400 North (Exit Toll Road). Then take I-285 East to Ashford-Dunwoody Road (Exit 21). Turn left, Crowne Plaza Ravinia is on your right.

                            Detach Proxy Card Here
-------------------------------------------------------------------------------

                                                        [BELL ATLANTIC LOGO]

PROXY/VOTING INSTRUCTION CARD                                         PROXY

This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareowners, Wednesday, May 19, 1999, 10:30 a.m., Local Time, at the Crown Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia.

The undersigned here by appoints L.T. Babbio, Jr., J.G. Cullen, and F.V. Salerno, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Bell Atlantic Corporation, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the proxies will vote for the election of the nominees for Director: L.T. Babbio, Jr., R.L. Carrion, J.G. Cullen, L.J.R. de Vin, J.H. Gilliam, Jr., S.P. Goldstein, H.L. Kaplan, T.H. Kean, E.T. Kennan, J.F. Maypole, J. Neubauer, T.H. O'Brien, E. Pfeiffer, H.B. Price, R.L. Ridgeway, F.V. Salerno, I.G. Seidenberg, W.V. Shipley, J.R. Stafford, M. DeS. Webb and S. Young, and in accord with the Directors' recommendation on the other subjects listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

This card also constitutes your voting instructions for shares held of record for your account in the Bell Atlantic Direct Invest Plan and, if shares are held in the same name, shares held in the 1976 Bell Atlantic Employee Stock Ownership Plan, Savings Plan for Salaried Employees, and/or Savvings and Security Plan (Non-Salaries Employees).

If you do not sign and return a proxy, vote by telephone or through the Internet, or attend the meeting and vote by ballot, your shares cannot be voted, nor your instructions followed, except that shares in the 1976 Bell Atlantic Employee Stock Ownership Plan and the Saving Plans will be voted as described on page II-7 of the proxy statement.

Please sign on the reverse side and return this proxy in the enclosed envelope.

NOTATIONS:

                                                                   Exhibit 99(a)

[BELL ATLANTIC LOGO]                                         1999 ANNUAL MEETING
                                                                ADMISSION TICKET

c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398



      Please retain and present this ticket for admission to the meeting.
--------------------------------------------------------------------------------
                         VOTE BY TELEPHONE OR INTERNET
                         IT'S QUICK . EASY . IMMEDIATE

Please take advantage of two cost-effective and convenient ways to vote your shares. You may vote your proxy any time using either a touch-tone telephone or through the Internet. Under Delaware law, your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY PHONE:                                      VOTE BY INTERNET:
-------------                                       ----------------
 1) CALL TOLL-FREE ON A TOUCH TONE                   1) POINT YOUR BROWSER TO THE WEB ADDRESS:
    TELEPHONE 1-877-PRX-VOTE (1-877-779-8683).          http://www.eproxyvote.com/bel
    SHAREOWNERS RESIDING OUTSIDE THE UNITED
    STATES CAN CALL COLLECT 1-201-536-8073           2) Enter the 14-digit Voter Control Number located above your
    (There is no charge for this call.)                 name and address in the lower left of this form.

 2) Enter the 14-digit Voter Control Number          3) Follow the simple instructions.
    located above your name and address in the
    lower left of this form.

 3) Follow the recorded instructions.


VOTE BY MAIL:  Simply mark, sign and date your proxy card and return it in the
------------   enclosed postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.
                                       ---

                 YOUR VOTE IS IMPORTANT - THANK YOU FOR VOTING
                            Detach Proxy Card Here
--------------------------------------------------------------------------------

[X] Please mark votes as in this example.

              Directors recommend a vote "FOR":                                             Directors recommend a vote "AGAINST"
                                                                                            the shareowner proposals regarding:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       |
                   FOR   WITHHOLD                                FOR  AGAINST  ABSTAIN |                     FOR  AGAINST  ABSTAIN
1. Election of     [_]     [_]           2. Approval of Bell     [_]    [_]      [_]   | 5. Additional       [_]    [_]      [_]
   All Directors                            Atlantic Merger                            |    Compensation
                                            Proposal - Charter                         |    Information
     EXCEPTION(S): For all nominees         Amendment and                              |
     except as noted below                  Issuance of Stock                          |
     [_]__________________________                                                     |
(01) L.T. Babbio,Jr., (02) R.L. Carrion, 3. Ratification of      [_]    [_]      [_]   | 6. Executive        [_]    [_]      [_]
(03) J.G. Cullen, (04) L.J.R. de Vink,      Independent                                |    Incentive
(05) J.H. Gilliam, Jr., (06) S.P.           Accountants                                |    Compensation
Goldstein, (07) H.L. Kaplan, (08) T.H.                                                 |
Kean, (09) E.T. Kennan, (10) J.F.        4. Amendment to        [_]    [_]      [_]    | 7. Executive        [_]    [_]      [_]
Maypole, (11) J. Neubauer, (12) T.H.        Stock Option Plan                          |    Severance
O'Brien, (13) E. Pfeiffer, (14) H.B.                                                   |    Agreements
Price, (15) R.L. Ridgway, (16) F.V.                                                    |
Salerno, (17) I.G. Seidenberg, (18) W.V.                                               | 8. Board            [_]    [_]      [_]
Shipley, (19) J.R. Stafford, (20) M.                                                   |    Composition
DeS. Webb, (21) S. Young                                                               |
---------------------------------------------------------------------------------------| 9. Director Stock   [_]    [_]      [_]
                                                                                       |    Ownership
                                                                                       |-------------------------------------------
                                                                                       |10. Eliminate      [_]  11. Indicate    [_]
                                                                                       |    duplicate               notations
                                                                                       |    Annual Reports          on reverse side
                                                                                       --------------------------------------------
                                                                                        Please sign exactly as name(s) appear on
                                                                                        this proxy.
                                                                                        If stock is held jointly, each holder should
                                                                                        sign. If signing as attorney, trustee,
                                                                                        executor, administrator, custodian, guardian
                                                                                        or corporate officer, please, give full
                                                                                        title.

Signature (s)                                   Date                 Signature (s)                              Date
             ---------------------------------      ---------------               ----------------------------      --------------

                                                        [BELL ATLANTIC LOGO]

PROXY/VOTING INSTRUCTION CARD

This Proxy is Solicited by the Board of Directors for the Annual            P
Meeting of Shareowners, Wednesday, May 19, 1999, 10:30 a.m., Local          R
Time, at the Crown Plaza Ravinia, 4355 Ashford-Dunwoody Road,               O
Atlanta, Georgia.                                                           X
                                                                            Y
The undersigned here by appoints L.T. Babbio, Jr., J.G. Cullen, and F.V. Salerno, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Bell Atlantic Corporation, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the proxies will vote for the election of the nominees for Director: L.T. Babbio, Jr., R.L. Carrion, J.G. Cullen, L.J.R. de Vink, J.H. Gilliam, Jr., S.P. Goldstein, H.L. Kaplan, T.H. Kean, E.T. Kennan, J.F. Maypole, J. Neubauer, T.H. O'Brien, E. Pfeiffer, H.B. Price, R.L. Ridgway, F.V. Salerno, I.G. Seidenberg, W.V. Shipley, J.R. Stafford, M. DeS. Webb and S. Young, and in accord with the Directors' recommendations on the other subjects listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

If you do not sign and return a proxy or attend the meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Please sign on the reverse side and return this proxy in the enclosed envelope.

[X] Please mark votes as in this example.

              Directors recommend a vote "FOR":                                             Directors recommend a vote "AGAINST"
                                                                                            the shareowner proposals regarding:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       |
                   FOR   WITHHOLD                                FOR  AGAINST  ABSTAIN |                     FOR  AGAINST  ABSTAIN
1. Election of     [_]     [_]           2. Approval of Bell     [_]    [_]      [_]   | 5. Additional       [_]    [_]      [_]
   All Directors                            Atlantic Merger                            |    Compensation
                                            Proposal - Charter                         |    Information
     EXCEPTION(S): For all nominees         Amendment and                              |
     except as noted below                  Issuance of Stock                          |
     [_]__________________________                                                     |
(01) L.T. Babbio,Jr., (02) R.L. Carrion, 3. Ratification of      [_]    [_]      [_]   | 6. Executive        [_]    [_]      [_]
(03) J.G. Cullen, (04) L.J.R. de Vink,      Independent                                |    Incentive
(05) J.H. Gilliam, Jr., (06) S.P.           Accountants                                |    Compensation
Goldstein, (07) H.L. Kaplan, (08) T.H.                                                 |
Kean, (09) E.T. Kennan, (10) J.F.        4. Amendment to        [_]    [_]      [_]    | 7. Executive        [_]    [_]      [_]
Maypole, (11) J. Neubauer, (12) T.H.        Stock Option Plan                          |    Severance
O'Brien, (13) E. Pfeiffer, (14) H.B.                                                   |    Agreements
Price, (15) R.L. Ridgway, (16) F.V.                                                    |
Salerno, (17) I.G. Seidenberg, (18) W.V.                                               | 8. Board            [_]    [_]      [_]
Shipley, (19) J.R. Stafford, (20) M.                                                   |    Composition
DeS. Webb, (21) S. Young                                                               |
---------------------------------------------------------------------------------------| 9. Director Stock   [_]    [_]      [_]
                                                                                       |    Ownership
                                                                                       |-------------------------------------------

                                                                                        Please sign exactly as name(s) appear on
                                                                                        this proxy.
                                                                                        If stock is held jointly, each holder should
                                                                                        sign. If signing as attorney, trustee,
                                                                                        executor, administrator, custodian, guardian
                                                                                        or corporate officer, please, give full
                                                                                        title.

Signature (s)                                   Date                 Signature (s)                              Date
             ---------------------------------      ---------------               ----------------------------      --------------